UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012
Bakers Footwear Group, Inc.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

New Revolving Credit Facility

On June 13, 2012, Bakers Footwear Group, Inc. (the “Company”), as borrower, and Crystal Financial LLC (the “Lender”), as lender, administrative agent and collateral agent, entered into a Credit Agreement (the “Credit Agreement”) and related promissory note.  The new $30 million revolving credit facility provided for under the Credit Agreement (the “New Facility”) replaces a $30 million revolving credit facility entered into on August 31, 2006, as amended from time to time, by and among the Company and Bank of America, N.A. (the “Prior Facility”).  The borrowings under the New Facility will be used to repay amounts outstanding under the Prior Facility, to pay expenses and fees related to the entry into the Credit Agreement and for general working capital purposes.  As of June 13, 2012, the balance on the Prior Facility was approximately $9.4 million, not including outstanding letters of credit in the aggregate outstanding face amount of approximately $1.6 million.

The aggregate amount that the Company may borrow is limited by a formula, which is based substantially on the Company’s credit card receivables and level of eligible inventory minus availability reserves and a minimum availability amount, which may not be less than $1.5 million.  Further, average availability (borrowing availability less amounts outstanding under the New Facility, including any open letters of credit) during the month of January is required to be equal to or greater than $4 million (the “Additional Availability”), as adjusted for certain permitted payments (all as defined in the Credit Agreement).  The Company expects to have increased borrowing capacity for most of its fiscal year as compared to the Prior Facility.

The Credit Agreement provides for a maturity date of June 13, 2016, provided that if the Company’s Convertible Debentures (as defined below) have not been refinanced by November 16, 2015 to extend their maturity until a date subsequent to December 12, 2016, the maturity date of the Credit Agreement will be automatically adjusted to November 16, 2015.  The Prior Facility was scheduled to mature on May 28, 2013.

Amounts borrowed under the New Facility will bear interest at a rate equal to the Libor rate (as defined in the Credit Agreement) plus a margin of 7.00% per annum, an increase over the Prior Facility.  Following the occurrence of any event of default, the Lender may increase the rate by an additional two percentage points.  The unused line fee will be 0.50% per annum.  The New Facility is subject to a one-time $600,000 closing fee payable at closing of the Credit Agreement and a $50,000 agency fee payable at closing and on each anniversary date of closing.

The New Facility is subject to an early termination fee, which is the greater of: (A) the maximum total interest that could have been earned during the first twelve months following the closing of the Credit Agreement less the total interest actually paid by the Company; or (B) 3.0% of the amount prepaid during the first year, 2.0% of the amount prepaid for the second year, 1.0% of the amount prepaid for the third year and 0.0% thereafter.

In connection with the Credit Agreement, the Company and the Lender entered into a security agreement dated June 13, 2012 creating a security interest in substantially all of the Company’s assets in favor of the Lender.  The New Facility contains customary affirmative and negative covenants and other obligations for credit facilities of its type including covenants relating to, among other things, compensating the Lender for increased costs and other items, financials statements, notices, updates and other information, compliance with material contracts and leases, the Additional Availability covenant (as described above), limitations on the Company with respect to indebtedness, liens, equity issuances, nature of business, investments and loans, dividends and other distributions, repurchases of Company’s stock, acquisitions, dispositions, mergers, use of proceeds, sale-leaseback transactions and transactions with affiliates.

The Credit Agreement provides for customary events of default, including failure to pay any principal, interest or other amounts when due, failure to comply with covenants, breach of a representation or warranty, defaults under other indebtedness exceeding $500,000, a change in control of the Company (as defined in the Credit Agreement), including, among other things, any person or group, other than Peter Edison, acquiring beneficial ownership (as defined in the Credit Agreement) of 25% or more of the Company’s common stock or Peter Edison ceasing to be Chief Executive Officer of the Company, and certain insolvency or receivership events.  In the event of a default by the Company, the Lender may declare all obligations under the Credit Agreement immediately due and payable, terminate the commitment to make loans under the Credit Agreement and enforce any and all rights under the Credit Agreement.

As previously disclosed, the Company is a party to $4 million in aggregate principal amount of subordinated convertible debentures (the "Convertible Debentures") issued in June 2007 by the Company to the investors named therein.  The Convertible Debentures, as amended, currently provide that principal is payable in four equal annual installments beginning on February 15, 2013, with interest payable at 13%.  Among the investors in the Convertible Debentures are Company’s director Scott Schnuck, a trust and another entity affiliated with Andrew Baur, a former director of the Company, and Company’s advisory directors Bernard Edison and Julian Edison.  Bernard Edison is also the father of Peter Edison, the Company’s Chairman and Chief Executive Officer.  Julian Edison is a cousin of Peter Edison.  Each of Messrs. Schnuck, B. Edison and J. Edison receive fees and other compensation from the Company from time to time in their capacities with the Company.

In connection with the Credit Agreement, the Company, the Lender and each of the holders of the Convertible Debentures entered into a subordination agreement (the “Convertible Debentures Subordination Agreement”) dated as of June 13, 2012 in favor of the Lender providing for subordination in right of payment to the prior payment in full of the obligations incurred and outstanding under the Credit Agreement.  Previously, the subordinated debt holders entered into subordination agreements in favor of Bank of America, N.A.  The Convertible Debentures Subordination Agreement permits the Company to make a $1 million scheduled principal payment to the holders of the Convertible Debentures due February 15, 2013 so long as: (A) the Company delivers to the Lender the Company’s year-to-date internal financials for the 11 month period ending December 29, 2012; (B) the Company’s year-to-date December 2012 adjusted EBITDA (as defined in the Credit Agreement) is equal or greater than $3.75 million and (C) after giving effect to the payment, the Additional Availability covenant is complied with.  Other scheduled principal payments to the holders of the Convertible Debentures may be made (A) so long as no event of default exists under the Credit Agreement; (B) after each such payment, the ratio of the Company’s adjusted EBITDA to its interest expense (both as calculated in the Credit Amendment) is at least 1.1:1.0 and (C) after giving effect to the payment, the Additional Availability covenant is complied with.  The Company is permitted to make regularly scheduled interest payments to the holders of the Convertible Debentures so long as there is no default under the Credit Agreement.

Also as previously disclosed, the Company is a party to a $5 million subordinated debenture ("Madden Debenture") in favor of Steven Madden, Ltd. (“Madden”), as investor, entered into in August 2010.  Under the Madden Debenture, interest payments are required to be paid quarterly at 11% per annum, with principal due in four equal annual installments commencing on August 31, 2017, through final maturity on August 31, 2020.  Madden owns approximately 19.85% of the Company’s common stock, and is party to the standstill, voting and registration rights provisions pursuant to the Madden Debenture.  Madden is also a party to a trademark sales and licensing agreement with the Company.  The Company and Madden engage in commercial transactions from time to time, including the Company’s direct purchase of inventory from Madden.  An affiliate of the Madden also acts as a buying agent from time to time on behalf of the Company in which the affiliate receives a commission on certain Company inventory purchases.

In connection with the Credit Agreement, the Company, the Lender and Madden entered into a subordination agreement (the “Madden Debenture Subordination Agreement”) dated as of June 13, 2012 in favor of the Lender providing for subordination in right of payment to the prior payment in full of the obligations incurred and outstanding under the Credit Agreement.  Previously, Madden entered into a subordination agreement in favor of Bank of America, N.A.  The Madden Debenture Subordination Agreement prohibits principal payments by the Company on the Madden Debenture so long as any indebtedness (including open letters of credit) is outstanding under the Credit Agreement.  The Company is permitted to make regularly scheduled interest payments under the Madden Debenture so long as there is no default under the Credit Agreement.

The Company believes that the entry into the New Facility does not materially change its ability to be able to make the February 15, 2013 required principal payment on its Convertible Debentures, as described in its most recent Quarterly Report Form 10-Q.  As described in that Form 10-Q, based on the Company’s business plan, including the anticipated impact of its margin and cost reduction plan, the Company believes it has adequate liquidity to fund anticipated working capital requirements and expects to be in compliance with its financial covenants throughout 2012.  The Company’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K disclose additional information regarding its debt agreements and provide additional disclosure regarding the risks of the Company’s liquidity situation, including risks associated with the Company’s ability to successfully implement the margin improvement and cost reduction program, and its ability to comply with its financial covenants.

This Current Report on Form 8-K contains forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934).  The Company has no duty to update such statements.  Actual future events and circumstances could differ materially from those set forth in this Current Report due to various factors.

Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition, and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Risk Factors,” in “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

The Company maintains other relationships with the Lender from time to time, including commercial banking and other financial services.

The foregoing description of the Credit Agreement and related matters is qualified in its entirety by reference to the text of the Credit Agreement, a copy of which will be filed as an exhibit to the  Company’s next Quarterly Report on Form 10-Q.

Item 1.02. Termination of a Material Definitive Agreement.

Termination of Existing Revolving Credit Facility

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Upon the effectiveness of the Credit Agreement, the Company’s Prior Facility was terminated.  The Prior Facility was a $30 million senior secured revolving credit facility scheduled to expire by its terms on May 28, 2013.  The Company did not incur any material termination penalties in connection with the early termination of the Prior Facility.

Amounts borrowed under the Prior Facility bore interest at a rate equal to the base rate (the greater of the lender’s prime rate, the federal funds rate plus 0.50% or the Libor rate plus 1.0%) plus a margin amount between 3.0% and 3.5%.  The Prior Facility also allowed the Company to apply an interest rate based on Libor plus a margin amount ranging from 3.5% to 4.0%.  Following the occurrence of any event of default, the lender had a right to increase the rate by an additional two percentage points.

The Prior facility contained a minimum availability or adjusted EBITDA interest coverage ratio covenant that required either the Company maintain unused availability greater than 20% of the calculated borrowing base or maintain the ratio of our adjusted EBITDA to our interest expense of no less than 1.0:1.0.  The aggregate amount that the Company could borrow under the agreement at any time was further limited by a formula, which was based substantially on the Company’s inventory level but could not be greater than the revolving credit ceiling of $30 million.

As previously disclosed, the Prior Facility contained customary affirmative and negative covenants for facilities of its type including financial, reporting and other covenants and was subject to customary events of default.

The Company maintains other relationships with the lender under the Prior Facility from time to time, including commercial banking and other financial services.

The foregoing description of the Prior Facility and related matters is qualified in its entirety by reference to the text of the Prior Facility and related amendments, which are listed as Exhibits 10.1 through and including 10.13 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.  See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: June 15, 2012	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary

EXHIBIT INDEX
Exhibit No.	Description of Exhibit

10.1
Second Amended and Restated Loan and Security Agreement dated as of August 31, 2006 by and between Bank of America, N.A. and the Company (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 7, 2006 (File No. 000-50563)).

10.2
Amended and Restated Revolving Credit Note dated as of August 31, 2006 by and between Bank of America, N.A. and the Company (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 7, 2006 (File No. 000-50563)).

10.3
Waiver and Consent Agreement dated as of April 18, 2007 by and between Bank of America, N.A. and the Company (incorporated by reference to Exhibit 10.14.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2007 filed on April 24, 2007 (File No. 000-50563)).

10.4
First Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 17, 2007 by and between the Company and Bank of America, N.A. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on May 18, 2007 (File No. 000-50563)).

10.5
Extension Agreement dated June 26, 2007 between the Company and Bank of America, N.A. (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on July 2, 2007 (File No. 000-50563)).

10.6
Second Amendment to Second Amended and Restated Loan and Security Agreement dated February 1, 2008 by and among the Company and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 4, 2008 (File No. 000-50563)).

10.7
Third Amendment to Second Amended and Restated Loan and Security Agreement dated April 9, 2009 by and among the Company and Bank of America, N.A. (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on April 15, 2009 (File No. 000-50563)).

10.8
Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated September 8, 2009 by and among the Company and Bank of America, N.A. (incorporated by reference to Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q for the period ended August 1, 2009 filed on September 10, 2009 (File No. 000-50563)).

10.9
Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated May 28, 2010 by and among the Company and Bank of America, N.A. (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on May 28, 2010 (File No. 000-50563)).

10.10	Waiver of Bank of America, N.A., dated August 26, 2010 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 27, 2010 (File No. 000-50563)).

10.11	Consent of Bank of America, N.A., dated August 26, 2010 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 27, 2010 (File No. 000-50563)).

10.12
Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated June 30, 2011 by and among the Company and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 5, 2011 (File No. 000-50563)).

10.13
Consent of Bank of America, N.A. entered into on April 26, 2012 (incorporated by reference to Exhibit 10.13.12 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2012 filed on April 27, 2012 (File No. 000-50563)).